February 25, 2022

VIA EDGAR

Disclosure Review and Accounting Office

Division of Investment Management

Securities and Exchange Commission

100 F Street, N.E. (Mail Stop 5-6)

Washington, D.C. 20549

ATTN: Document Control – Edgar

Re:	RiverSource Life Insurance Company (the “Company”)

Registration Statement on Form S-3 (the “Registration Statement”)

Dear Mr. Cowan:

On behalf of the Company, we hereby electronically file the above-captioned Registration Statement describing the market value adjusted Fixed Account Interests (“MVAs”) offered in connection with the certain variable annuity contracts registered on Form N-4 (File No. 033-47302) (the “Contracts”) under the Securities Act of 1933, as amended (the “1933 Act”). The Registration Statement carries forward the unsold interests currently registered on a registration statement on Form S-3 (File No. 333-230958)(the “Prior Registration Statement”) pursuant to Rule 415(a)(6) under the 1933 Act.

The Company’s primary purpose for filing the new Registration Statement is that it is due to be “refreshed” pursuant to the three-year limitation on the offer and sale of securities that are offered and sold on a continuous basis under Rule 415(a)(5) under the 1933 Act. In addition, the Company is opting to create a stand-alone Form S-3 prospectus to provide the required disclosure concerning the MVAs available through the Contracts in lieu of the “combined” prospectus describing both the MVAs and the Contracts that were previously filed on both Form S-3 and Form N-4 for the Contracts. The Company is making this change so that it will be permitted to use summary prospectuses in connection with the Contracts in reliance on Rule 498A under the 1933 Act. It is the Company’s understanding that the Staff has taken the position that combined prospectuses are not eligible to use summary prospectuses under the rule.

No material changes have been made with respect to the MVAs. The Company represents that if the Registration Statement were eligible to be filed pursuant to Rule 485 under the 1933 Act, the Company would make the filing pursuant to Rule 485(b) because it does not include any material changes compared to the Prior Registration Statement other than those that would be permitted by Rule 485(b). For the Staff’s convenience, a courtesy copy of the separate MVA prospectus included in the Registration Statement marked against the combined prospectus included in the Prior Registration Statement will be provided to the Staff.

At the appropriate time, the Company will amend the Registration Statement to include any information (including financial statements incorporated by reference to the Company’s Form 10-K) and exhibits required by Form S-3 that have not yet been filed and any disclosure changes made in response to Staff comments. At that time, the Company will also request acceleration of the effectiveness of the Registration Statement.

The Company thanks the Staff for its thoughtful review of this filing. If you have any questions, please contact me directly at (612) 678-5337.

Sincerely,

/s/ Nicole D. Wood
Nicole D. Wood
Assistant General Counsel and Assistant Secretary